Exhibit 3.2

                                   RESTRICTED

      NUMBER                                                      SHARES
        A4

                        PRECISION PLASTICS MOLDING, INC.

                              A NEVADA CORPORATION
                    Class A Convertible Preferred Stock, 10%

THIS CERTIFIES THAT Patrick James McDaniel is the registered holder of Five (5) Shares of Class A Convertible Preferred Stock transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed. Certificate of Designation and Preferences attached hereto.

IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers this first day of May 1999.


/s/ Todd D. Chisholm                         /s/ David D. Westfere
----------------------------------------     -----------------------------------
                               SECRETARY                               PRESIDENT

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS OR AN OPINION OF COUNSEL ACCEPTABLE TO THIS COMPANY THAT REGISTRATION IS NOT REQUIRED.

FOR VALUE RECEIVED, _____________________  hereby sell, assign and transfer unto


--------------------------------------
Please insert social security or other
identifying number of assignee
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________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________ 19__

In presence of

__________________________________________     _________________________________


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.